Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (defined below), dated as of July 14, 2011 (this "Agreement"), is entered into by and among Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia, Canada ("Parent"), each of Parent's Subsidiaries listed as a "Borrower" on the signature pages hereto (each a "Borrower" and collectively, the "Borrowers"), Wells Fargo Capital Finance, LLC, a Delaware limited liability company ("Wells Fargo Capital Finance"), as arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"), and the lenders named on the signature pages hereto (the "Lenders").

WHEREAS, Parent, the Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Credit Agreement); and

WHEREAS, Parent, the Borrowers, Agent and the Lenders agree to modify the Credit Agreement on and subject to the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement is amended in the following respects:

(a)            Section 7(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(i)           Have Excess Availability plus Qualified Cash of not less than $15,000,000 at all times.

(ii)           Have Qualified Cash of not less than $5,000,000 at all times."

(b) Clause (b) of Schedule 3.3 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

"(b)           within 90 days of the Closing Date, Agent shall have received either (i) the Controlled Account Agreements with respect to each of the Deposit Accounts of the Loan Parties maintained at Bank of America, N.A. and Royal Bank of Canada and designated with an asterisk (*) on Schedule 4.15 or (ii) evidence satisfactory to Agent that the Loan Parties have closed such Deposit Accounts."

2. Conditions to Effectiveness.  This Agreement shall become effective (the "Amendment Effective Date") when all of the following conditions have been satisfied:

(a) Agent shall have received a copy of this Agreement duly executed by the Loan Parties and the Lenders;

(b) as of the Amendment Effective Date, the representations and warranties of Parent and the Loan Parties herein, in Section 4 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms;

(c) the Borrowers shall have paid all Lender Group Expenses incurred in connection with (i) the preparation, execution and delivery of this Agreement and (ii) the transactions evidenced hereby and by the other Loan Documents, and the Borrowers shall have paid all fees due and payable pursuant to this Agreement and the other Loan Documents; and

(d) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

3. Representations and Warranties.  Parent and each of the Borrowers represents and warrants as follows:

(a) As to each such Person, the execution, delivery and performance by such Person of this Agreement, and the performance by such Person of the Credit Agreement as amended hereby, have been duly authorized by all necessary action on the part of such Person, and such Person has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and by the Credit Agreement as amended hereby.

(b) This Agreement, and the Credit Agreement as amended hereby, is the legally, valid and binding obligations of each such Person, enforceable against each such Person in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

(c) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this Agreement on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date, or would result from this Agreement becoming effective in accordance with its terms.

4. Release.  Parent and each of the Borrowers may have certain Claims against the Released Parties, as those terms are defined below, regarding or relating to the Credit

Agreement or the other Loan Documents.  Agent, the Lenders, Parent and the Borrowers desire to resolve each and every one of such Claims in conjunction with the execution of this Agreement and thus Parent and each of the Borrowers makes the releases contained in this Section 4.  In consideration of Agent and the Lenders entering into this Agreement, Parent and each of the Borrowers hereby fully and unconditionally releases and forever discharges each of Agent and the Lenders, and their respective directors, officers, employees, subsidiaries, Affiliates, attorneys, agents and representatives, (collectively, the "Released Parties"), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, up to and including the date on which this Agreement is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which Parent or any Borrower has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring prior to the date on which this Agreement is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Agreement is executed, regarding or relating to the Credit Agreement, any of the Loan Documents, the Advances or any of the other Obligations, including administration or enforcement thereof (collectively, the "Claims").  Parent and each of the Borrowers represents and warrants that it has no knowledge of any Claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a Claim by Parent or any of the Borrowers against the Released Parties which is not released hereby.  Parent and each of the Borrowers represents and warrants that the foregoing constitutes a full and complete release of all Claims.

5. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement.  Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Credit Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) all references in the other Loan Documents to the "Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement.  To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects.  Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver or an amendment of any right, power or remedy of Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver or an amendment of any provision of the Credit Agreement or any other Loan Document.

(b) Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this

Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(c) Headings.  Headings and numbers have been set forth herein for convenience only.

(d) Amendment as Loan Document.  The Loan Parties each hereby acknowledge and agree that this Agreement constitutes a "Loan Document" under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Agreement shall have been not true and correct in all material respects when made, or (ii)  any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

(e) Governing Law.  THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Waiver of Jury Trial.  PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  PARENT AND EACH BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

ANGIOTECH PHARMACEUTICALS, INC., as Parent

By:	/s/ K. Thomas Bailey
Title:	CFO

AFMEDICA, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

ANGIOTECH AMERICA, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

First Amendment to Credit Agreement

ANGIOTECH BIOCOATINGS CORP., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

ANGIOTECH DELAWARE, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

ANGIOTECH FLORIDA HOLDINGS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

ANGIOTECH PHARMACEUTICALS (US), INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

B.G. SULZLE, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

First Amendment to Credit Agreement

MANAN MEDICAL PRODUCTS, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

MEDICAL DEVICE TECHNOLOGIES, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

NEUCOLL, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

QUILL MEDICAL, INC., as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

SURGICAL SPECIALTIES CORPORATION, as a Borrower

By:	/s/ K. Thomas Bailey
Title:	President & Treasurer

First Amendment to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as a Lender

By:	/s/ Dennis J. Rebman
Title:	V.P.

First Amendment to Credit Agreement